Carter-Wallace, Inc.
                          1996 Long-Term Incentive Plan
                      (As Amended Effective May 20, 1999*)



        1. Purpose. The purpose of this Carter-Wallace, Inc. 1996 Long-Term Incentive Plan (the "Plan") is to advance the interests of Carter-Wallace, Inc. (the "Company") and its shareholders by providing corporate officers of the Company with a larger personal and financial interest in the success of the Company through the grant of stock-based incentive compensation.

        2. Administration. The Plan shall be administered by a committee (the "Committee") consisting of at least two members of the Board of Directors of the Company (the "Board"). The Committee shall be constituted in such a manner as to satisfy the requirements of applicable law, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule, and the provisions of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall be appointed, and vacancies shall be filled, by the Board. The Committee shall have full power and authority to (i) select the individuals to whom awards may be granted under the Plan; (ii) determine the amount of each award and the terms and conditions, not inconsistent with the provisions of the Plan, governing such award; (iii) interpret the Plan and any award granted thereunder; (iv) establish such rules and regulations as it deems appropriate for the administration of the Plan; and
(v) take such other action as it deems necessary or desirable for the administration of the Plan. Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote. The Committee's interpretation and construction of any provision of the Plan or the terms of any award shall be conclusive and binding on all parties.

        3. Participants. Awards may be granted under the Plan to any employee, whether or not a director, who is a corporate officer of the Company.

        4. The Shares. The shares that may be delivered or purchased under the Plan shall not exceed an aggregate of 9,000,000 shares* (subject to adjustment pursuant to Section 11) of common stock, par value $1 per share, of the Company (the "Common Stock"). Such shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. Any shares of Common Stock which, by reason of the termination, expiration, or forfeiture of an award or otherwise, are no longer subject to an award granted under the Plan may again be subjected to an award under the Plan.

        5. Awards. Awards under the Plan shall consist of Options, Restricted Stock, Deferred Stock or a combination of the foregoing.

* The increase in the number of shares that may be delivered under the Plan from 4,500,000 shares to 9,000,000 shares is subject to approval of stockholders at the 1999 Annual Meeting to be held on July 20, 1999.


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        6. Options. Options to purchase Common Stock ("Options") shall be evidenced by option agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve.

              (a) Types of Options. Options granted under the Plan shall, as determined by the Committee at the time of grant, be either Options intended to qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options") or Options not intended to so qualify ("Nonstatutory Stock Options"). Each option agreement shall identify the Option as an Incentive Stock Option or as a Nonstatutory Stock Option.

              (b) Price. The price at which shares of Common Stock may be purchased upon the exercise of an Option granted under the Plan shall be the fair market value of such shares on the date of grant of such Option; provided, however, that an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall have a purchase price for the underlying shares equal to 110% of the fair market value of the Common Stock on the date of grant.

              For purposes of the Plan, the fair market value of a share of Common Stock on a specified date shall be the closing price on such date of the Common Stock on the New York Stock Exchange or, if no such sale of Common Stock occurs on such date, the fair market value of the Common Stock as determined by the Committee in good faith.

              (c) Per-Participant Limit. No participant may be granted Options during any consecutive 60-month period on more than 1,000,000 shares of Common Stock (subject to adjustment pursuant to Section 11).

              (d) Limitation on Incentive Stock Options. The aggregate fair market value (determined on the date of grant) of Common Stock for which a participant is granted Incentive Stock Options that first become exercisable during any given calendar year shall be limited to $100,000. To the extent such limitation is exceeded, an Option shall be treated as a Nonstatutory Stock Option.

              (e) Nontransferability. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and, during a participant's lifetime, shall be exercisable only by the participant. Notwithstanding the foregoing, a participant may transfer any Nonstatutory Option granted under the Plan to the participant's spouse, children and/or grandchildren, or to one or more trusts for the benefit of such family members, if the agreement evidencing such Option so provides and the participant does not receive any consideration for the transfer. Any Option so transferred shall continue to be subject to the same terms and conditions that applied to such Option immediately prior to its transfer (except that such transferred Option shall not be further transferable by the transferee during the transferee's lifetime).

              (f) Term and Exercisability of Options. Options may be granted for terms of not more than 10 years and shall be exercisable in accordance with such terms and conditions as are set forth in the option agreements evidencing the grant of such Options. In no event shall an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

              (g) Termination of Employment. An Option may not be exercised following a participant's termination of employment except as set forth in this Section 6(g).

                     (i) Retirement, Death, or Disability. If a participant's
              employment terminates by reason of retirement at any time after first becoming eligible to elect an immediate retirement benefit under the Company's pension plan, or by reason of death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the participant's Options may be exercised at any time prior to their expiration with respect to all shares of Common Stock subject thereto (whether or not the right of exercise had accrued at the time of termination of employment).

                     (ii) Termination for Cause. No Options may be exercised
              following a participant's termination of employment by the Company for Cause. For purposes of the Plan, "Cause" shall mean theft, conviction of a felony, insubordination, breach of any non-competition or confidentiality covenant contained in an employment agreement between the participant and the Company, habitual drunkenness, or excessive absenteeism not related to illness.

                     (iii) Other Circumstances. If a participant's employment
              terminates under circumstances not described in clause (i) or (ii) above, such participant's Options may only be exercised within three months following the date of such termination and with respect only to such number of shares as to which the right of exercise had accrued at the time of termination of employment.

        Notwithstanding the foregoing, in individual instances the Board or the Committee may, in its discretion, waive or modify the foregoing vesting and exercisability restrictions applicable following a participant's termination of employment.

        In no event may an Option be exercised after the expiration of the term of such Option. Except in the event of a participant's death, an Incentive Stock Option exercised more than three months (one year if the participant is permanently disabled) following the participant's termination of employment will be treated as a Nonstatutory Stock Option.

              (h) Payment. Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an Option granted under the Plan shall be made at the time of such exercise. The purchase price may be paid in cash or in shares of Common Stock valued at their fair market value on the date of purchase. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine.

       7. Restricted Stock. Restricted Stock shall be evidenced by restricted stock agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve.

              (a) Awards and Certificates. As a condition to receiving any Restricted Stock award, the participant shall execute an agreement evidencing the award and reflecting the conditions imposed upon such award. The Company shall issue a certificate in respect of the shares of Common Stock covered by each Restricted Stock award. Such certificate shall be registered in the name of the Company, which shall hold it on behalf of the participant as the beneficial owner thereof pending the vesting or forfeiture of such Restricted Stock, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award. Upon the vesting of the Restricted Stock award, a new certificate for the shares of Common Stock covered by the award shall be issued in the name of the Participant.

              (b) Rights as Shareholder. Except as otherwise provided in this
        Section 7, a participant shall have, with respect to shares of Restricted Stock, all of the rights of a shareholder of the Company, other than the right to vote shares. Cash dividends paid with respect to shares of Restricted Stock shall be deferred and shall be paid to the participant, without any interest thereon and less any amounts due to the Company, upon the vesting of such Restricted Stock.

              (c) Vesting of Restricted Stock. Except as otherwise provided in this Section 7 and in Section 9, Restricted Stock shall vest only at the end of the four-year period commencing with the date of such award, and only if the participant shall have remained employed by the Company throughout such period. Prior to the vesting of shares of Restricted Stock, the participant shall not be permitted to sell, transfer, pledge, or assign such shares of the Restricted Stock, and any attempt to so sell, transfer, pledge, or assign such shares shall be ineffective.

                     (i) Retirement, Death or Disability. If a participant's
              employment terminates by reason of retirement at any time after first becoming eligible to elect an immediate retirement benefit under the Company's pension plan, or by reason of death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the participant's Restricted Stock shall immediately vest.

                     (ii) Voluntary Termination or Termination for Cause. If a
              participant not described in clause (i) voluntarily terminates employment, or if such participant's employment is terminated by the Company for Cause, any shares of Restricted Stock held by the participant shall be forfeited.

                     (iii) Other Circumstances. If a participant's employment
              terminates under circumstances not described in clause (i) or (ii) above, any Restricted Stock award held by such participant shall vest with respect to a number of shares determined by multiplying the total number of shares covered by the Restricted Stock award by a fraction, the numerator of which is equal to the number of days from the date of the award to the date of termination, and the denominator of which is 1,461; any remaining shares of Restricted Stock shall be forfeited.

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        For purposes hereof, any fraction of a share shall be disregarded and restrictions shall lapse on Restricted Stock in accordance with the foregoing to the nearest whole number of shares.

        Notwithstanding the foregoing, in individual instances the Board or the Committee may, in its discretion, waive or modify the foregoing vesting restrictions applicable following a participant's termination of employment.

              8. Deferred Stock. Deferred Stock, representing the Company's unfunded promise to transfer shares of Common Stock in the future, shall be evidenced by deferred stock agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve. A participant shall have no rights with respect to Deferred Stock that are greater than those of a general creditor of the Company.

                     (a) Awards and Certificates. As a condition to receiving
              any Deferred Stock award, the participant shall execute an agreement evidencing the award and reflecting the conditions imposed upon such award. Upon the vesting of a Deferred Stock award, the participant shall be issued a stock certificate for a number of shares of Common Stock equal to the number of shares of Deferred Stock.

                     (b) Deferred Dividends. An amount equal to any cash
              dividends paid with respect to the number of shares of Common Stock covered by a deferred stock award shall be paid to the participant, without any interest thereon and less any amounts due to the Company, upon the vesting of such Deferred Stock.

                     (c) Vesting of Deferred Stock. Except as otherwise provided in this Section 8 and in Section 9, Deferred Stock shall vest only at the end of the four-year period commencing with the date of such award and only if the participant shall have remained employed by the Company throughout such period. Prior to the vesting of shares of Deferred Stock, the participant shall not be permitted to sell, transfer, pledge, or assign such Deferred Stock, and any attempt to so sell, transfer, pledge, or assign such Deferred Stock shall be ineffective.

                          (i) Retirement, Death, or Disability. If a
                     participant's employment terminates by reason of retirement at any time after first becoming eligible to elect an immediate retirement benefit under the Company's pension plan, or by reason of death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the participant's Deferred Stock shall immediately vest.

                          (ii) Voluntary Termination or Termination for Cause.
                     If a participant not described in clause (i) voluntarily terminates employment, or if such participant's employment is terminated by the Company for Cause, any Deferred Stock held by the participant shall be forfeited.

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                         (iii) Other Circumstances. If a participant's
                     employment terminates under circumstances not described in clause (i) or (ii) above, any Deferred Stock award held by such participant shall vest with respect to a number of shares determined by multiplying the total number of shares covered by the Deferred Stock award by a fraction, the numerator of which is equal to the number of days from the date of the award to the date of termination, and the denominator of which is 1,461; any remaining shares of Deferred Stock shall be forfeited.

        For purposes hereof, any fraction of a share shall be disregarded and restrictions shall lapse on Deferred Stock in accordance with the foregoing to the nearest whole number of shares.

        Notwithstanding the foregoing, in individual instances the Board or the Committee may, in its discretion, waive or modify the foregoing vesting restrictions applicable following a participant's termination of employment.

              9. Change in Control. In the event of a Change in Control (as defined in Section 9(c)), the provisions of this Section 9 shall apply notwithstanding any contrary provision in the Plan.

                     (a) Options. Upon the occurrence of a Change in Control,
              each outstanding Option shall become immediately exercisable, and upon a participant's termination of employment following such Change in Control any Option held by such participant shall remain exercisable for the balance of its term. Upon the exercise of an Option within one year after the occurrence of a Change in Control, the participant shall be entitled to receive, in addition to the shares of Common Stock thereby purchased, a cash payment equal to the excess of (i) the aggregate Change in Control Price (as defined in Section 9(d)) of the number of shares of Common Stock purchased upon such exercise (or which would have been so purchased but for the substitution or addition of other shares or securities pursuant to Section 11) over (ii) the fair market value on the date of exercise of the shares of Common Stock (or other securities) purchased upon such exercise.

                     (b) Restricted Stock and Deferred Stock. Upon the
              occurrence of a Change in Control, any outstanding awards of Restricted Stock or Deferred Stock shall become fully vested.

                     (c) Change in Control Defined. For purposes of this Plan, a
              Change in Control shall be deemed to have occurred if:

                          (i) any Person (other than the Company, the Hoyt
                     family, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Company) becomes the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or any Significant Subsidiary (as defined below), representing 25% or more of the combined voting power of the Company's or such Subsidiary's then outstanding securities; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of such securities owned beneficially, directly or indirectly, by such Person is equal to or more than all such securities owned beneficially, directly or indirectly, by the Hoyt Family;

                          (ii) during any period of two consecutive years,
                     individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of voting securities of the Company owned beneficially, directly or indirectly, by the Hoyt Family is less than 50% of all such outstanding securities;

                          (iii) the consummation of a merger or consolidation of
                     the Company or any subsidiary or subsidiaries owning directly or indirectly all or substantially all of the consolidated assets of the Company (individually and collectively, a "Significant Subsidiary") with any other entity, other than a merger or consolidation which would result in the voting securities of the Company or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

                          (iv) the stockholders of the Company approve a plan or
                     agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition), in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

                         (v) any other event occurs which the Board determines,
                     in its discretion, would materially alter the structure of the Company or its ownership.

                     For purposes of this definition:

                          (A) The term "Beneficial Owner" shall have the meaning
                     ascribed to such term in Rule 13d-3 under the Exchange Act (including any successor to such Rule).

                          (B) The term "Person" shall have the meaning ascribed
                     to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

                          (C) The term the "Hoyt Family" shall mean the family
                     of Henry H. Hoyt, Sr., his descendants, and members of such descendants' families.

                     (d) Change in Control Price. The "Change in Control Price"
              shall mean the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index, or paid or offered in any bona fide transaction related directly, or in any way indirectly, to a Change in Control, at any time during the six-month period immediately preceding the occurrence of the Change in Control.

              10. Withholding. No later than the date as of which an amount first becomes includible in the gross income of a participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangement satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind due to the participant. Any election made by a participant subject to Section 16(b) of the Exchange Act to have shares of Common Stock withheld in satisfaction of the withholding requirement with respect to such participant's award shall be subject to the approval of the Committee and shall be in accordance with the requirements of Rule 16b-3 under such Act.

              11. Changes in Capital Structure, etc. In the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization, or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company into or with any other corporation or the reorganization of the Company, the number of shares covered by each outstanding award granted under the Plan, the option price per share of each Option granted under the Plan, the total number of shares for which awards may be granted under the Plan, and the maximum number of shares for which Options may be granted to a single participant, shall be appropriately adjusted by the Board to preserve the value of the award.

              12. Effective Date and Termination of Plan. The Plan shall become effective on the date of its adoption by the Board, subject to the ratification of the Plan by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock. The Plan shall terminate 10 years from the date of its adoption or such earlier date as the Board may determine. Any award outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

              13. Amendment. The Board may amend the Plan in any respect from time to time; provided, however, that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or any other rule or regulation. No amendment may, without the consent of a participant, impair such participant's rights under any award previously granted under the Plan. The Committee may, with a participant's consent, substitute a deferred stock award for a previously granted restricted stock award, or a restricted stock award for a previously granted deferred stock award, provided in either case that both the award being substituted and the original award cover the same number of shares of Common Stock and vest on the same date.

              14. Legal and Regulatory Requirements. No Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with withholding tax requirements and with the rules of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which an Option is exercised may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, and no shares shall be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable.

              15. General Provisions.

              (a) Nothing contained in the Plan, or in any award granted pursuant to the Plan, shall confer upon any employee any right to the continuation of the employee's employment or services.

              (b) Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.


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                                                                   Exhibit 10.21

                                                     September 14, 1998

Ms. T. Rosie Albright
85 Mayapple Road
Stamford, Connecticut  06903

Dear Rosie:

         Carter-Wallace, Inc. (the "Company") recognizes that your contribution to the success of the Company has been substantial and wishes to reinforce and encourage your continued attention and dedication to your assigned duties without distraction by entering into compensation arrangements with you that will provide you with additional financial security to that provided in your current employment arrangement set forth in the Executive Employment Agreement, dated as of September 11, 1996, between the Company and you (the "Existing Agreement") in the event of a pending or threatened Change in Control (as defined below). In order to accomplish these objectives, the Company has entered into this letter agreement (the "Agreement").

                  1.       Certain Definitions.

         (a) "Cause" shall mean (i) the willful and material breach of Sections 5 or 6 of this Agreement by you; (ii) your conviction of a felony; or (iii) your engagement in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out your duties under this Agreement, resulting, in either case, in material harm to the financial condition or reputation of the Company. For purposes of this Agreement, an act or failure to act on your part shall be considered "willful" if it was done or omitted to be done by you not in good faith, and shall not include any act or failure to act resulting from any incapacity of you. Notwithstanding the foregoing, a termination for "cause" shall not take effect unless you have been given written notice by the Company of its intention to terminate you for "cause," such notice (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for "cause" is based and (B) to be given within 90 days of the Company's learning of such act or acts or failure or failures to act. You shall have 20 days after the date that such written notice has been given to you in which to cure such conduct, to the extent such cure is possible. If you fail to cure such conduct, you shall then be entitled to a hearing before the Board of Directors of the Company (the "Board") at which you and your counsel are entitled to appear. Such hearing shall be held within 25 days of such notice to you, provided you request such hearing within 10 days of the written notice from the Company of the intention to terminate you for "cause". If, within five days following such hearing, you are furnished written notice by the Board confirming that, in its judgment, grounds for "cause" on the basis of the original notice exist, you shall thereupon be terminated for "cause."

                  (b) A "Change in Control" shall be deemed to have occurred if:

                  (i) any Person (other than the Company, the Hoyt family, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Company) becomes the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or any Significant Subsidiary (as defined below), representing 25% or more of the combined voting power of the Company's or such Subsidiary's then outstanding securities; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of such securities owned beneficially, directly or indirectly, by such Person is equal to or more than all such securities owned beneficially, directly or indirectly, by the Hoyt Family;

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of voting securities of the Company owned beneficially, directly or indirectly, by the Hoyt Family is less than 50% of all such outstanding securities;

                  (iii) the consummation of a merger or consolidation of the Company or any subsidiary or subsidiaries owning directly or indirectly all or substantially all of the consolidated assets of the Company (individually and collectively, a "Significant Subsidiary") with any other entity, other than a merger or consolidation which would result in the voting securities of the Company or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

                  (iv) the stockholders of the Company approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition), in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

                  (v) any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

For purposes of this definition:

                                    (A)     The term "Beneficial Owner" shall
                                            have the meaning ascribed to such
                                            term in Rule 13d-3 under the
                                            Exchange Act (including any
                                            successor to such Rule).

                                    (B)     The term "Exchange Act" means the
                                            Securities Exchange Act of 1934, as
                                            amended from time to time, or any
                                            successor act thereto.

                                    (C)     The term "Person" shall have the
                                            meaning ascribed to such term in
                                            Section 3(a)(9) of the Exchange Act
                                            and used in Sections 13(d) and 14(d)
                                            thereof, including "group" as
                                            defined in Section 13(d) thereof.

                                    (D)     The term the "Hoyt Family" shall
                                            mean the family of Henry H. Hoyt,
                                            Sr., his descendants, and members of
                                            such descendants' families.

         (c) The "Effective Date" shall be the date on which a Change in Control occurs; provided, however, that if your employment with the Company is terminated prior to the date on which a Change in Control occurs and it is reasonably demonstrated that such termination was at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or otherwise arose in connection with or anticipation of a Change in Control, then for all purposes of this Agreement the "Effective Date" shall be the date immediately prior to the date of such termination.

         (d) "Good Reason" shall mean (i) the assignment to you of any duties inconsistent in any respect with your position (including status, offices, titles and reporting relationships), authority, duties or responsibilities as contemplated by Section 3(a) of this Agreement or any other action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Company promptly after receipt of notice thereof given by you; (ii) the transfer or attempted assignment of you without your consent to a location outside the area described in Section 3(a)(ii) of this Agreement or the assignment to you of duties that require that you be absent from such location on business for more than the average number of days of business-related travel in the preceding three fiscal years; or (iii) any failure of the Company to comply with and satisfy Section 10(c) of this Agreement or any other material breach of this Agreement by the Company.

         2. Employment Period. The period commencing on the Effective Date and ending on the second anniversary of such date or on such earlier date of termination as provided herein shall be referred to herein as the "Employment Period". The Company hereby agrees to continue you in its employ, and you hereby agree to remain in the employ of the Company, during the Employment Period.

                  3.       Terms of Employment.

         (a) Position and Duties. During the Employment Period, (i) your position, status, authority, duties and responsibilities shall be at least equal to those of the position held by you immediately prior to the Effective Date and
(ii) your services shall be performed at the location where you were employed immediately preceding the Effective Date or any office or location less than twenty-five (25) miles from such location. During the Employment Period, you agree to devote your best efforts to the service of the Company and the performance of such duties and responsibilities.

                  (b)      Compensation.

                  (i) Base Salary. During the Employment Period, you shall receive a base salary ("Base Salary") at an annual rate at least equal to the highest annual base salary paid to you by the Company with respect to any of the three fiscal years immediately preceding the year in which the Effective Date occurs or, if greater, the base salary in effect for the year in which the Effective Date occurs.

                  (ii) Annual Bonus. In addition to Base Salary, you shall be awarded, for each fiscal year during the Employment Period, an annual bonus (an "Annual Bonus") in cash at least equal to the greater of (x) the highest bonus earned by you in any of the three fiscal years immediately preceding the fiscal year in which the Effective Date occurs and (y) the target bonus (based on the assumed attainment of 100% of the performance objectives) for the fiscal year in which the Effective Date occurs.

                  (iii) Benefit Plans. During the Employment Period, you and your family shall be entitled to participate in, on a basis consistent with your position with the Company, and shall receive benefits under plans, practices, policies and programs provided by the Company (including, without limitation, retirement, pension, profit sharing, stock option and long-term incentive plans, and death and life insurance benefits and medical insurance programs) at least as favorable as the most favorable of such plans, practices, policies and programs in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable, as in effect from time to time thereafter with respect to senior executives of the Company and their families. In the case of a retirement on or after the Effective Date, all of your then outstanding options to purchase common stock of the Company shall become immediately vested and exercisable for the remaining term of the option and all of your then outstanding restricted and deferred stock grants relating to common stock of the Company shall become immediately vested. For purposes of this Agreement, "retire" or "retirement" shall mean your voluntary termination of employment with the Company after attaining age 65 or, if earlier, the date which you are eligible to terminate employment with the
                                       4
<PAGE


         Company and promptly thereafter commence receiving retirement benefits pursuant to any pension plan maintained by the Company without any reduction for the failure to attain a prescribed age.

                  (iv) Vacation. During the Employment Period, you shall be entitled to paid vacation in accordance with your highest paid vacation allowance in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable, as in effect from time to time thereafter with respect to other senior executives of the Company.

                  4. Obligations of the Company upon Termination.

         If, during the Employment Period, the Company shall terminate your employment other than for Cause, or if you shall terminate your employment for Good Reason:

         (a) Lump-Sum Payment. The Company shall pay to you in a lump sum in cash within 7 days after the date of termination the aggregate of the following amounts:

                  (i) The full amount due to you and not theretofore paid for base salary up to the date of such termination, the amount of any accrued but unpaid bonus on account of the last full fiscal year preceding the date of such termination and accrued vacation pay;

                  (ii) Two times your Final Compensation. For purposes of this Agreement, Final Compensation means the sum of (A) your annual base salary as in effect immediately prior to such termination and (B) the greater of (x) the highest bonus earned by you in any of the three full fiscal years preceding the date of termination and (y) the target bonus (based on the assumed attainment of 100% of the performance objectives) for the year in which the termination occurs; and

                  (iii) An amount equal to the increase in the lump-sum benefit to which you would be entitled under the Carter-Wallace, Inc. Executive Pension Benefits Plan (assuming for this purpose that you had elected a lump-sum benefit payable upon your termination) if the calculation of the gross benefit thereunder (but not of any offset amounts) were modified by (A) increasing your number of years of benefit service by three, (B) substituting your Final Compensation for your "Modified Average Compensation" in the benefit formula and (C) treating such gross benefit as fully vested.

Notwithstanding the foregoing, the aggregate lump-sum payment made pursuant to clauses (ii) and (iii) above shall in no event be less than $1,000,000.

         (b) Pro-Rated Bonus. As soon as practicable following the end of the fiscal year in which the termination of your employment occurs, the Company shall pay to you a pro-rated bonus reflecting the number of months (treating any partial month as a full month for this purpose) in such fiscal year during which you were employed.

         (c) Welfare Benefits. For two years following the termination of your employment, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to you and/or your family at least equal to those which would have been provided in accordance with the welfare benefit plans, programs, practices and policies of the Company if your employment had not been terminated, including medical, dental, disability and group life insurance plans and programs, in accordance with the most favorable plans, practices, programs or policies of the Company during the 90-day period immediately preceding the Effective Date or, if more favorable, as in effect from time to time thereafter with respect to other senior executives of the Company and their families and, for purposes of eligibility for retiree benefits pursuant to such plans, practices, programs and policies, you shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period.

         (d) Stock Options and Awards. All of your then outstanding options to purchase common stock of the Company shall become immediately vested and exercisable for the remaining term of the option and all of your then outstanding restricted and deferred stock grants relating to common stock of the Company shall become immediately vested.

         (e) Outplacement. The Company agrees to provide you with reasonable outplacement assistance through the Company's Human Resources Department. The Company further agrees to reimburse you for reasonable job search expenses. All job search expenses in excess of one hundred dollars ($100.00) are subject to prior approval by the Company.

         (f) Release. You agree, as a condition to receipt of the termination payments and benefits provided for in this Section 4, that you will execute a release agreement, in a form reasonably satisfactory to the Company and you, releasing any and all claims arising out of your employment (other than enforcement of this Agreement, your rights under any of the Company's incentive compensation and employee benefit plans and programs to which you are entitled under this Agreement or otherwise, and any claim for any tort for personal injury not arising out of or related to your termination of employment).

                  5.       Covenant Not to Compete; Nonsolicitation.

         (a) Except with the prior written consent of the Company authorized by a resolution adopted by the Board, while employed by the Company, you will not, and will not permit any corporation, partnership or other business entity in which you have a financial interest to, engage directly or indirectly in any business which is competitive with the business of the Company; provided that the ownership by you of not more than one percent of the capital stock of any other corporation or a one percent interest in any partnership or other business entity shall not be deemed to be a violation of this Section 5.

         (b) While employed by the Company and for a period of one year after the termination of your employment for any reason, you shall not personally (and shall not personally cause others to) (i) take any action to solicit or divert any material business or customers away from the Company, (ii) induce customers, potential customers, suppliers, agents or other persons under contract or otherwise associated or doing business with the Company to terminate, reduce or alter any such association or business, or (iii) induce any person employed by the Company to (A) terminate such employment arrangement, (B) accept employment with another person, or (C) interfere with the customers or suppliers or otherwise with the Company in any manner.

                  6.       Secrecy; Nondisparagement.

         (a) You recognize and acknowledge that the information (such as, but not limited to, financial information), trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes of the Company as acquired and used by the Company are special, valuable and unique assets of the Company. You will not, while employed by the Company or at any time thereafter, disclose any such information, trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes to any person, firm, corporation, association or any other entity for any reason or purpose whatsoever without the prior written consent of the Company, unless such information shall have previously become public knowledge.

         (b) You agree that you will not make any disparaging statements about the Company or the directors, officers or employees of the Company; provided that this Section 6(b) shall not apply to truthful testimony as a witness, compliance with other legal obligations, or truthful assertion of or defense against any claim or breach of this Agreement, or to your truthful statements or disclosures to officers or directors of the Company, and shall not require you to make false statements or disclosures. The Company agrees that neither the directors nor the officers of the Company nor any spokesperson for the Company shall make any disparaging statements about you; provided that this Section 6(b) shall not apply to truthful testimony as a witness, compliance with other legal obligations, truthful assertion of or defense against any claim of breach of this Agreement, or truthful statements or disclosures to you, and shall not require false statements or disclosures to be made.

         7. Excise Tax Gross-Up. If you become entitled to one or more payments (including, without limitation, the vesting of any non-cash benefit or property), whether pursuant to the terms of this Agreement or any other plan, arrangement, or agreement with the Company (all such amounts, exclusive of additional payments pursuant to this Section 7, being referred to herein as the "Total Payments"), which are or become subject to the tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed) (the "Excise Tax"), the Company shall pay to you at the time specified below an additional amount (the "Gross-Up Payment") such that the net amount retained by you, after reduction for (x) any Excise Tax (including any penalties or interest thereon) on the Total Payments and on the Gross-Up Payment and (y) any federal, state, or local income or employment tax on the Gross-Up Payment, shall be equal to the sum of (a) the Total Payments, and (b) an amount equal to the product of any deductions disallowed for federal, state, or local income tax purposes because of the inclusion of the Gross-Up Payment in your adjusted gross income multiplied by the highest applicable marginal rate of federal, state, or local income taxation, respectively, for the calendar year in which the Gross-Up Payment is to be made.

         For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) the Total Payments shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the written opinion of independent tax counsel or auditors of nationally recognized standing selected by the Company and reasonably acceptable to you ("Independent Advisors"), the Total Payments do not constitute parachute payments, or such excess parachute payments in excess of the base amount within the meaning of Section 280G(b)(3) of the Code represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code or are otherwise not subject to the Excise Tax; and (ii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Independent Advisors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. If more than one Gross-Up Payment is made (including for this purpose any parachute excise tax gross-up payment pursuant to the terms of any other plan, arrangement, or agreement with the Company), the amount of each Gross-Up Payment shall be computed so as not to duplicate any prior Gross-Up Payment.

         For purposes of determining the amount of the Gross-Up Payment, you shall be deemed (A) to pay federal income taxes at the highest marginal rate of federal income taxation for the calendar year in which the Gross-Up Payment is to be made; (B) to pay any applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes if paid in such year (determined without regard to limitations on deductions based upon the amount of your adjusted gross income); and (C) to have otherwise allowable deductions for federal, state, and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross-Up Payment in your adjusted gross income.

         The Gross-Up Payment shall be paid on or before the earlier of (i) the 30th day after it has been determined that the Total Payments (or any portion thereof) are subject to the Excise Tax, or (ii) the date on which the Excise Tax becomes due and payable to the taxing authorities; provided, however, that if the amount of such Gross-Up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to you on such day an estimate, as determined by the Independent Advisors, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined. In the event that the amount of the estimated payments exceeds the amount subsequently determined by the Independent Advisors to have been due, you shall repay to the Company the amount of such excess, plus interest at the rate provided in Section 1274(b)(2)(B) of the Code, within five days following the Company's demand therefor.

         In the event that the Excise Tax is subsequently determined, in a final judicial determination or a final administrative settlement to which you are a party (a "Final Determination"), to be less than the amount taken into account hereunder at the time the Gross-Up Payment is made, you shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined (but, if previously paid to the taxing authorities, not prior to the time the amount of such reduction is refunded to you or otherwise realized as a benefit by you), the portion of the Gross-Up Payment that would not have been paid if such Excise Tax as finally determined had been applied in initially calculating the Gross-Up Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined in a Final Determination to exceed the amount taken into account hereunder at the time the Gross-Up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest and penalties payable with respect to such excess) at the time that the amount of such excess if finally determined.

         The Company shall have the right to control all proceedings with the Internal Revenue Service that may arise in connection with the determination and assessment of any Excise Tax and, at its sole option, the Company may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with any taxing authority in respect of such Excise Tax (including any interest or penalties thereon); provided, however, that the Company's control over any such proceedings shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and you shall be entitled to settle or contest any other issue raised by the Internal Revenue Service or any other taxing authority. You shall cooperate with the Company in any proceedings relating to the determination and assessment of any Excise Tax and shall not take any position or action that would materially increase the amount of any Gross-Up Payment hereunder.

         8. Relationship to Existing Agreement. The Existing Agreement shall remain in full force and effect unless and until the Effective Date occurs, at which time the provisions of the Existing Agreement shall be superseded by the provisions of this Agreement during the Employment Period. In the event you remain in the employ of the Company at the second anniversary of the Effective Date and such date is prior to December 3, 2000, the Existing Agreement shall be reinstated and the provisions thereof shall be in full force and effect as provided therein.

         9. Remedies. In the event of a breach or threatened breach by you of the provisions of Section 5 or Section 6 of this Agreement, the Company shall be entitled to seek an injunction restraining you from violating either of said provisions, or any other remedy, including the recovery of damages from you. If you shall breach any of the provisions of Section 5 or Section 6 of this Agreement, nothing herein shall be construed as preventing the Company from withholding any payment or payments required to be made hereunder to you.

         10. Assistance in Litigation. You shall, upon reasonable notice, furnish such information and proper assistance to the Company as may reasonably be required by the Company in connection with any litigation in which it or any of its subsidiaries or affiliates is or may become a party.

                  11.      Successors.

         (a) This Agreement is personal to you and, without the prior written consent of the Company, shall not be assignable by you otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by your legal representatives.

         (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

         (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

         12. Notices. All communications hereunder shall be in writing and delivered or mailed by registered mail to the Company at 1345 Avenue of the Americas, New York, New York 10105, Attention: Board of Directors, and to you, at your address set forth above, unless another address has been given to the other party hereto in writing.

         13. Interpretation. No provision of this Agreement may be altered or waived except in writing and executed by the other party hereto. This Agreement constitutes the entire contract between the parties hereto and cancels and supersedes all prior agreements, written or oral, relating to your employment with the Company. No party shall be bound in any manner by any warranties, representations or guarantees, except as specifically set forth in this Agreement. This Agreement shall be interpreted under the laws of the State of New York.

         14. Arbitration. The parties agree that any dispute or controversy arising under or in connection with this Agreement shall be submitted to and determined by arbitration in New York, New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association and agree to be bound by the decision in any such arbitration provision.

         15. Other Benefits. Nothing in this Agreement shall be interpreted as reducing or eliminating any benefits to which you or your beneficiaries are entitled, without regard to this Agreement, under any plan or program of the Company other than the Existing Agreement following a termination of employment for any reason.

         16. No Duty to Mitigate. In the event of any termination of employment under Section 4 of this Agreement, you shall be under no obligation to seek other employment, and there shall be no offset against any amounts due to you under this Agreement on account of the remuneration attributable to any subsequent employment that you may obtain. Any amounts due under Section 4 are in the nature of severance payments, or liquidated damages, or both, and are not in the nature of a penalty.

         17. Fees and Expenses. The Company shall pay fees and expenses reasonably incurred by you as a result of your seeking to obtain or enforce any right or benefit provided by this Agreement, promptly and from time to time, at your request as such fees and expenses are incurred unless your actions in such regard are determined to be frivolous or in bad faith.

                                                     Very truly yours,

                                                     CARTER-WALLACE, INC.

                                                     By _______________________
                                                          Chairman of the Board

Agreed and consented to as of
the date set forth above

------------------------------
       T. Rosie Albright

                                                                   Exhibit 10.22


                                                                 June 4, 1998

Stephen R. Lang, Esq.
1020 Park Avenue, Apt. 2D
New York, NY  10028

Dear Steve:

         Carter-Wallace, Inc. (the "Company") recognizes that your contribution to the success of the Company has been substantial and wishes to reinforce and encourage your continued attention and dedication to your assigned duties without distraction by entering into compensation arrangements with you that will provide you with individual financial security in the event of a pending or threatened Change in Control (as defined below). In order to accomplish these objectives, the Company has entered into this letter agreement (the "Agreement").

                  1.       Certain Definitions.

         (a) "Cause" shall mean (i) the willful and material breach of Sections 6 or 7 of this Agreement by you; (ii) your conviction of a felony; or (iii) your engagement in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out your duties under this Agreement, resulting, in either case, in material harm to the financial condition or reputation of the Company. For purposes of this Agreement, an act or failure to act on your part shall be considered "willful" if it was done or omitted to be done by you not in good faith, and shall not include any act or failure to act resulting from any incapacity of you. Notwithstanding the foregoing, a termination for "cause" shall not take effect unless you have been given written notice by the Company of its intention to terminate you for "cause," such notice (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for "cause" is based and (B) to be given within 90 days of the Company's learning of such act or acts or failure or failures to act. You shall have 20 days after the date that such written notice has been given to you in which to cure such conduct, to the extent such cure is possible. If you fail to cure such conduct, you shall then be entitled to a hearing before the Board of Directors of the Company (the "Board") at which you and your counsel are entitled to appear. Such hearing shall be held within 25 days of such notice to you, provided you request such hearing within 10 days of the written notice from the Company of the intention to terminate you for "cause". If, within five days following such hearing, you are furnished written notice by the Board confirming that, in its judgment, grounds for "cause" on the basis of the original notice exist, you shall thereupon be terminated for "cause."

                  (b) A "Change in Control" shall be deemed to have occurred if:

                 (i) any Person (other than the Company, the Hoyt family, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Company) becomes the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or any Significant Subsidiary (as defined below), representing 25% or more of the combined voting power of the Company's or such Subsidiary's then outstanding securities; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of such securities owned beneficially, directly or indirectly, by such Person is equal to or more than all such securities owned beneficially, directly or indirectly, by the Hoyt Family;

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of voting securities of the Company owned beneficially, directly or indirectly, by the Hoyt Family is less than 50% of all such outstanding securities;

                  (iii) the consummation of a merger or consolidation of the Company or any subsidiary or subsidiaries owning directly or indirectly all or substantially all of the consolidated assets of the Company (individually and collectively, a "Significant Subsidiary") with any other entity, other than a merger or consolidation which would result in the voting securities of the Company or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

                  (iv) the stockholders of the Company approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition), in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

                  (v) any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

For purposes of this definition:

                                    (A)     The term "Beneficial Owner" shall
                                            have the meaning ascribed to such
                                            term in Rule 13d-3 under the
                                            Exchange Act (including any
                                            successor to such Rule).

                                    (B)     The term "Exchange Act" means the
                                            Securities Exchange Act of 1934, as
                                            amended from time to time, or any
                                            successor act thereto.

                                    (C)     The term "Person" shall have the
                                            meaning ascribed to such term in
                                            Section 3(a)(9) of the Exchange Act
                                            and used in Sections 13(d) and 14)d)
                                            thereof, including "group" as
                                            defined in Section 13(d) thereof.

                                    (D)     The term the "Hoyt Family" shall
                                            mean the family of Henry H. Hoyt,
                                            Sr., his descendants, and members of
                                            such descendants' families.

         (c) The "Effective Date" shall be the date on which a Change in Control occurs; provided, however, that if your employment with the Company is terminated prior to the date on which a Change in Control occurs and it is reasonably demonstrated that such termination was at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or otherwise arose in connection with or anticipation of a Change in Control, then for all purposes of this Agreement the "Effective Date" shall be the date immediately prior to the date of such termination.

         (d) "Good Reason" shall mean (i) the assignment to you of any duties inconsistent in any respect with your position (including status, offices, titles and reporting relationships), authority, duties or responsibilities as contemplated by Section 3(a) of this Agreement or any other action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Company promptly after receipt of notice thereof given by you; (ii) the transfer or attempted assignment of you without your consent to a location outside the area described in Section 3(a)(ii) of this Agreement or the assignment to you of duties that require that you be absent from such location on business for more than the average number of days of business-related travel in the preceding three fiscal years; or (iii) any failure of the Company to comply with and satisfy Section 10(c) of this Agreement or any other material breach of this Agreement by the Company.

         2. Employment Period. The period commencing on the Effective Date and ending on the second anniversary of such date or on such earlier date of termination as provided herein shall be referred to herein as the "Employment Period". The Company hereby agrees to continue you in its employ, and you hereby agree to remain in the employ of the Company, during the Employment Period.

                  3.       Terms of Employment.

         (a) Position and Duties. During the Employment Period, (i) your position, status, authority, duties and responsibilities shall be at least equal to those of the position held by you immediately prior to the Effective Date and
(ii) your services shall be performed at the location where you were employed immediately preceding the Effective Date or any office or location less than twenty-five (25) miles from such location. During the Employment Period, you agree to devote your best efforts to the service of the Company and the performance of such duties and responsibilities.

                  (b)      Compensation.

                  (i) Base Salary. During the Employment Period, you shall receive a base salary ("Base Salary") at an annual rate at least equal to the highest annual base salary paid to you by the Company with respect to any of the three fiscal years immediately preceding the year in which the Effective Date occurs or, if greater, the base salary in effect for the year in which the Effective Date occurs.

                  (ii) Annual Bonus. In addition to Base Salary, you shall be awarded, for each fiscal year during the Employment Period, an annual bonus (an "Annual Bonus") in cash at least equal to the greater of (x) the highest bonus earned by you in any of the three fiscal years immediately preceding the fiscal year in which the Effective Date occurs and (y) the target bonus (based on the assumed attainment of 100% of the performance objectives) for the fiscal year in which the Effective Date occurs.

                  (iii) Benefit Plans. During the Employment Period, you and your family shall be entitled to participate in, on a basis consistent with your position with the Company, and shall receive benefits under plans, practices, policies and programs provided by the Company (including, without limitation, retirement, pension, profit sharing, stock option and long-term incentive plans, and death and life insurance benefits and medical insurance programs) at least as favorable as the most favorable of such plans, practices, policies and programs in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable, as in effect from time to time thereafter with respect to senior executives of the Company and their families. In the case of a retirement on or after the Effective Date, all of your then outstanding options to purchase common stock of the Company shall become immediately vested and exercisable for the remaining term of the option and all of your then outstanding restricted and deferred stock grants relating to common stock of the Company shall become immediately vested. For purposes of this Agreement, "retire" or "retirement" shall mean your voluntary termination of employment with the Company after attaining age 65 or, if earlier, the date which you are eligible to terminate employment with the

         Company and promptly thereafter commence receiving retirement benefits pursuant to any pension plan maintained by the Company without any reduction for the failure to attain a prescribed age.

                  (iv) Vacation. During the Employment Period, you shall be entitled to paid vacation in accordance with the policies of the Company in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable, as in effect from time to time thereafter with respect to other senior executives of the Company.

                  4. Obligations of the Company upon Termination.

         If, during the Employment Period, the Company shall terminate your employment other than for Cause, or if you shall terminate your employment for Good Reason:

         (a) Lump-Sum Payment. The Company shall pay to you in a lump sum in cash within 7 days after the date of termination the aggregate of the following amounts:

                  (i) The full amount due to you and not theretofore paid for base salary up to the date of such termination, the amount of any accrued but unpaid bonus on account of the last full fiscal year preceding the date of such termination and accrued vacation pay;

                  (ii) Two times your Final Compensation. For purposes of this Agreement, Final Compensation means the sum of (A) your annual base salary as in effect immediately prior to the termination and (B) the greater of (x) the highest bonus earned by you in any of the three full fiscal years preceding the date of termination and (y) the target bonus (based on the assumed attainment of 100% of the performance objectives) for the year in which the termination occurs; and

                  (iii) An amount equal to the increase in the lump-sum benefit to which you would be entitled under the Carter-Wallace, Inc. Executive Pension Benefits Plan (assuming for this purpose that you had elected a lump-sum benefit payable upon your termination) if the calculation of the gross benefit thereunder (but not of any offset amounts) were modified by (A) increasing your number of years of benefit service by three, (B) substituting your Final Compensation for your "Modified Average Compensation" in the benefit formula and (C) treating such gross benefit as fully vested.

Notwithstanding the foregoing, the aggregate lump-sum payment made pursuant to clauses (ii) and (iii) above shall in no event be less than $1,000,000.

         (b) Pro-Rated Bonus. As soon as practicable following the end of the fiscal year in which the termination of your employment occurs, the Company shall pay to you a pro-rated bonus reflecting the number of months (treating any partial month as a full month for this purpose) in such fiscal year during which you were employed.

         (c) Welfare Benefits. For two years following the termination of your employment, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to you and/or your family at least equal to those which would have been provided in accordance with the welfare benefit plans, programs, practices and policies of the

Company if your employment had not been terminated, including medical, dental, disability and group life insurance plans and programs, in accordance with the most favorable plans, practices, programs or policies of the Company during the 90-day period immediately preceding the Effective Date or, if more favorable, as in effect from time to time thereafter with respect to other senior executives of the Company and their families and, for purposes of eligibility for retiree benefits pursuant to such plans, practices, programs and policies, you shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period.

         (d) Stock Options and Awards. All of your then outstanding options to purchase common stock of the Company shall become immediately vested and exercisable for the remaining term of the option and all of your then outstanding restricted and deferred stock grants relating to common stock of the Company shall become immediately vested.

         (e) Outplacement. The Company agrees to provide you with reasonable outplacement assistance through the Company's Human Resources Department. The Company further agrees to reimburse you for reasonable job search expenses. All job search expenses in excess of one hundred dollars ($100.00) are subject to prior approval by the Company.

         (f) Release. You agree, as a condition to receipt of the termination payments and benefits provided for in this Section 4, that you will execute a release agreement, in a form reasonably satisfactory to the Company and you, releasing any and all claims arising out of your employment (other than enforcement of this Agreement, your rights under any of the Company's incentive compensation and employee benefit plans and programs to which you are entitled under this Agreement or otherwise, and any claim for any tort for personal injury not arising out of or related to your termination of employment).

                  5.       Covenant Not to Compete; Nonsolicitation.

         (a) Except with the prior written consent of the Company authorized by a resolution adopted by the Board, while employed by the Company, you will not, and will not permit any corporation, partnership or other business entity in which you have a financial interest to, engage directly or indirectly in any business which is competitive with the business of the Company; provided that the ownership by you of not more than one percent of the capital stock of any other corporation or a one percent interest in any partnership or other business entity shall not be deemed to be a violation of this Section 5.

         (b) While employed by the Company and for a period of one year after the termination of your employment for any reason, you shall not personally (and shall not personally cause others to) (i) take any action to solicit or divert any material business or customers away from the Company, (ii) induce customers, potential customers, suppliers, agents or other persons under contract or otherwise associated or doing business with the Company to terminate, reduce or alter any such association or business, or (iii) induce any person employed by the Company to (A) terminate such employment arrangement, (B) accept employment with another person, or (C) interfere with the customers or suppliers or otherwise with the Company in any manner.

                  6.       Secrecy; Nondisparagement.

         (a) You recognize and acknowledge that the information (such as, but not limited to, financial information), trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes of the Company as acquired and used by the Company are special, valuable and unique assets of the Company. You will not, while employed by the Company or at any time thereafter, disclose any such information, trade secrets, formulae, manufacturing methods, technical data, know-how and secret processes to any person, firm, corporation, association or any other entity for any reason or purpose whatsoever without the prior written consent of the Company, unless such information shall have previously become public knowledge.

         (b) You agree that you will not make any disparaging statements about the Company or the directors, officers or employees of the Company; provided that this Section 6(b) shall not apply to truthful testimony as a witness, compliance with other legal obligations, or truthful assertion of or defense against any claim or breach of this Agreement, or to your truthful statements or disclosures to officers or directors of the Company, and shall not require you to make false statements or disclosures. The Company agrees that neither the directors nor the officers of the Company nor any spokesperson for the Company shall make any disparaging statements about you; provided that this Section 6(b) shall not apply to truthful testimony as a witness, compliance with other legal obligations, truthful assertion of or defense against any claim of breach of this Agreement, or truthful statements or disclosures to you, and shall not require false statements or disclosures to be made.

         7. Excise Tax Gross-Up. If you become entitled to one or more payments (including, without limitation, the vesting of any non-cash benefit or property), whether pursuant to the terms of this Agreement or any other plan, arrangement, or agreement with the Company (all such amounts, exclusive of additional payments pursuant to this Section 7, being referred to herein as the "Total Payments"), which are or become subject to the tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed) (the "Excise Tax"), the Company shall pay to you at the time specified below an additional amount (the "Gross-Up Payment") such that the net amount retained by you, after reduction for (x) any Excise Tax (including any penalties or interest thereon) on the Total Payments and on the Gross-Up Payment and (y) any federal, state, or local income or employment tax on the Gross-Up Payment, shall be equal to the sum of (a) the Total Payments, and (b) an amount equal to the product of any deductions disallowed for federal, state, or local income tax purposes because of the inclusion of the Gross-Up Payment in your adjusted gross income multiplied by the highest applicable marginal rate of federal, state, or local income taxation, respectively, for the calendar year in which the Gross-Up Payment is to be made.

         For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) the Total Payments shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the written opinion of independent tax counsel or auditors of nationally recognized standing selected by the Company and reasonably acceptable to you ("Independent Advisors"), the Total Payments do not constitute parachute payments, or such excess parachute payments in excess of the base amount within the meaning of Section 280G(b)(3) of the Code represent reasonable compensation for services actually rendered within the meaning of
Section 280G(b)(4) of the Code or are otherwise not subject to the Excise Tax; and (ii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Independent Advisors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. If more than one Gross-Up Payment is made (including for this purpose any parachute excise tax gross-up payment pursuant to the terms of any other plan, arrangement, or agreement with the Company), the amount of each Gross-Up Payment shall be computed so as not to duplicate any prior Gross-Up Payment.

         For purposes of determining the amount of the Gross-Up Payment, you shall be deemed (A) to pay federal income taxes at the highest marginal rate of federal income taxation for the calendar year in which the Gross-Up Payment is to be made; (B) to pay any applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes if paid in such year (determined without regard to limitations on deductions based upon the amount of your adjusted gross income); and (C) to have otherwise allowable deductions for federal, state, and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross-Up Payment in your adjusted gross income.

         The Gross-Up Payment shall be paid on or before the earlier of (i) the 30th day after it has been determined that the Total Payments (or any portion thereof) are subject to the Excise Tax, or (ii) the date on which the Excise Tax becomes due and payable to the taxing authorities; provided, however, that if the amount of such Gross-Up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to you on such day an estimate, as determined by the Independent Advisors, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined. In the event that the amount of the estimated payments exceeds the amount subsequently determined by the Independent Advisors to have been due, you shall repay to the Company the amount of such excess, plus interest at the rate provided in Section 1274(b)(2)(B) of the Code, within five days following the Company's demand therefor.

         In the event that the Excise Tax is subsequently determined, in a final judicial determination or a final administrative settlement to which you are a party (a "Final Determination"), to be less than the amount taken into account hereunder at the time the Gross-Up Payment is made, you shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined (but, if previously paid to the taxing authorities, not prior to the time the amount of such reduction is refunded to you or otherwise realized as a benefit by you), the portion of the Gross-Up Payment that would not have been paid if such Excise Tax as finally determined had been applied in initially calculating the Gross-Up Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined in a Final Determination to exceed the amount taken into account hereunder at the time the Gross-Up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest and penalties payable with respect to such excess) at the time that the amount of such excess if finally determined.

         The Company shall have the right to control all proceedings with the Internal Revenue Service that may arise in connection with the determination and assessment of any Excise Tax and, at its sole option, the Company may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with any taxing authority in respect of such Excise Tax (including any interest or penalties thereon); provided, however, that the Company's control over any such proceedings shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder, and you shall be entitled to settle or contest any other issue raised by the Internal Revenue Service or any other taxing authority. You shall cooperate with the Company in any proceedings relating to the determination and assessment of any Excise Tax and shall not take any position or action that would materially increase the amount of any Gross-Up Payment hereunder.

         8. Remedies. In the event of a breach or threatened breach by you of the provisions of Section 5 or Section 6 of this Agreement, the Company shall be entitled to seek an injunction restraining you from violating either of said provisions, or any other remedy, including the recovery of damages from you. If you shall breach any of the provisions of Section 5 or Section 6 of this Agreement, nothing herein shall be construed as preventing the Company from withholding any payment or payments required to be made hereunder to you.

         9. Assistance in Litigation. You shall, upon reasonable notice, furnish such information and proper assistance to the Company as may reasonably be required by the Company in connection with any litigation in which it or any of its subsidiaries or affiliates is or may become a party.

                  10.      Successors.

         (a) This Agreement is personal to you and, without the prior written consent of the Company, shall not be assignable by you otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by your legal representatives.

         (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

         (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

         11. Notices. All communications hereunder shall be in writing and delivered or mailed by registered mail to the Company at 1345 Avenue of the Americas, New York, New

York 10105, Attention: Board of Directors, and to you, at your address set forth above, unless another address has been given to the other party hereto in writing.

         12. Interpretation. No provision of this Agreement may be altered or waived except in writing and executed by the other party hereto. This Agreement constitutes the entire contract between the parties hereto and cancels and supersedes all prior agreements, written or oral, relating to your employment with the Company. No party shall be bound in any manner by any warranties, representations or guarantees, except as specifically set forth in this Agreement. This Agreement shall be interpreted under the laws of the State of New York.

         13. Arbitration. The parties agree that any dispute or controversy arising under or in connection with this Agreement shall be submitted to and determined by arbitration in New York, New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association and agree to be bound by the decision in any such arbitration provision.

         14. Other Benefits. Nothing in this Agreement shall be interpreted as reducing or eliminating any benefits to which you or your beneficiaries are entitled, without regard to this Agreement, under any plan or program of the Company following a termination of employment for any reason.

         15. No Duty to Mitigate. In the event of any termination of employment under Section 4 of this Agreement, you shall be under no obligation to seek other employment, and there shall be no offset against any amounts due to you under this Agreement on account of the remuneration attributable to any subsequent employment that you may obtain. Any amounts due under Section 4 are in the nature of severance payments, or liquidated damages, or both, and are not in the nature of a penalty.

         16. Fees and Expenses. The Company shall pay fees and expenses reasonably incurred by you as a result of your seeking to obtain or enforce any right or benefit provided by this Agreement, promptly and from time to time, at your request as such fees and expenses are incurred unless your actions in such regard are determined to be frivolous or in bad faith.

                                                     Very truly yours,

                                                     CARTER-WALLACE, INC.

                                                     By _______________________
                                                          Chairman of the Board

Agreed and consented to as of
the date set forth above

------------------------------
        Stephen R. Lang